SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                     _____________________

                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



Date of report (Date of earliest event reported):May 25, 1995

                         Saratoga Bancorp
       (Exact name of registrant as specified in charter)

                            California
                         (State or other
                         jurisdiction of
                          incorporation)


            2-77519-LA                 94-2817587
           (Commission               (IRS Employer
           File Number)            Identification No.)



        12000 Saratoga-Sunnyvale Road, Saratoga, CA 95070
      (Address of principal executive offices and ZIP code)


                            None
(Former name or former address, if changed since last report)

Registrant's telephone number, including area code: (408)973-1111








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Item 5.   Other Events.

          The shareholders of Saratoga Bancorp took the following action at the Annual Meeting of Shareholders held on May 25, 1995 at the Corporation's main office located at 12000 Saratoga-Sunnyvale Road, Saratoga, California:


     1. Approved the election of management's slate of nominees for director, each of whom was an incumbent director, as follows:
                                            Votes
                                    For             Withheld
          Victor Aboukhater       641,311                250
          Neal A. Cabrinha        641,311                250
          Robert G. Egan          641,311                250
          William D. Kron         641,311                250
          John F. Lynch, III      641,311                250
          V. Ronald Mancuso       641,311                250
          Richard L. Mount        639,934              1,627





























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
SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                     SARATOGA BANCORP
                                       (Registrant)



                                      MARY PAGE ROURKE
                                By:
                                          Mary Page Rourke
                                          Treasurer and Chief
                                          Financial Officer



Date:  June 13, 1995
























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